Exhibit 99.1

U.S. GoldMining Advances Planning With State of Alaska Officials for Critical Road Infrastructure to the Whistler Gold-Copper Project, Alaska

Anchorage, Alaska – August 11, 2025 – U.S. GoldMining Inc. (NASDAQ: USGO) (“U.S. GoldMining” or the “Company”) is pleased to provide an update with respect to discussions with representatives from the State of Alaska and Matanuska-Susitna Borough (“MSB”) regarding plans to advance the West Susitna Access Project (“WSAP”). The Company is very pleased to report, based on discussions to date, continued strong support at all levels of government for the Whistler Gold-Copper Project (“Whistler” or the “Project”) and that all critical elements of the WSAP, which will connect Whistler with existing highway, rail, power and port infrastructure, are moving forwards expeditiously with respect to design, environmental baseline studies, stakeholder engagement and permitting.

●	U.S. GoldMining’s President and Chief Executive Officer, Tim Smith, was invited to meet with Alaska Governor Mike Dunleavy on August 7, 2025, and with the Executive Director of the Alaska Industrial Development and Export Authority (“AIDEA”) and the Commissioner of the Alaska Department of Transportation and Public Facilities (“ADOT&PF”), along with additional industry leaders representing resource development companies which are also advancing projects in the West Susitna Mineral District.

●	The meeting included an update for industry representatives by AIDEA, which recently submitted a permit application for its 78.5 miles of proposed public and industry road (see AIDEA’s news release dated July 25, 2025) that will connect Whistler with existing transportation and energy infrastructure in the eastern MSB.

●	Mr. Smith also met with MSB Mayor, Edna DeVries, on August 6, 2025, to share updates on the Company’s progress at Whistler and to hear about MSB’s development plans at Port Mackenzie, located at the eastern terminus of the WSAP.

Tim Smith, Chief Executive Officer of U.S. GoldMining, commented: “We thank Governor Dunleavy and Mayor DeVries for their leadership in supporting plans to expedite the design, permitting and construction of the West Susitna Access Project. This transformative access initiative will directly connect Whistler with existing transportation and energy infrastructure within the greater Anchorage region of Southcentral Alaska; thus Whistler will be a direct beneficiary of the WSAP. As we advance our proposed initial economic assessment, which was previously announced on June 9, 2025, and mobilize teams into the field for the 2025 exploration program (see news release dated July 21, 2025), we remain committed to working collaboratively with all levels of government, regulatory agencies and other stakeholders in support of the WSAP and the long-term development of Whistler.”

About the Proposed West Susitna Access Project

The WSAP comprises two elements: ADOT&PF’s project to build 22-miles of new public road extending west from the existing road network in Southcentral Alaska, and a further 78.5-miles of public and industry road being led by AIDEA that will extend into the foothills of the Alaska Range, terminating at the Company’s exploration camp near the Whisky Bravo airstrip (see Figure 2). The WSAP will connect existing road, power, rail and port infrastructure in the eastern MSB, with multiple natural resource development projects located in the West Susitna Mining District, including the Company’s Whistler Project.

Figure 1 Image left: Alaska Governor Mike Dunleavy (left) with U.S. GoldMining CEO Tim Smith (right); Image right: Tim Smith with Matanuska-Susitna Borough Mayor Edna DeVries and Borough Manager Mike Brown at Port Mackenzie.

Alaska Governor Mike Dunleavy was recently quoted (July 25, 2025): “AIDEA’s West Susitna Road holds significant value for Alaskans, especially local residents seeking better access to hunting, fishing, recreation, and potential opportunities in mining, processing, and manufacturing. My administration and AIDEA are continually exploring ways to boost our economy and create well-paying jobs for families. This project presents a fantastic opportunity for Alaska to expand and generate revenue. I am dedicated to this initiative and to unlocking resources that will benefit all Alaskans.”

Matanuska-Susitna Borough Mayor Edna DeVries was also quoted (July 25, 2025): “The West Susitna Access Project represents more than just a road, it’s a strategic investment in our region’s future. This step by AIDEA to advance permitting shows real momentum toward opening long-overdue access for families, businesses, and future generations. Reliable road access means a stronger local economy and more opportunities for recreation and responsible development. I’m pleased to see this project progressing and look forward to the lasting benefits this will bring for the Mat-Su.”

500,000 mE
550,000 mE
600,000 mE
650,000 mE
700,000 mE
6,900,000 mN
6,850,000 mN
6,800,000 mN
N
E
S
W
Whistler Deposit
Whistler Gold-Copper Project
Whistler Deposit
Whisky Bravo
West Susitna Access Project
Petersville
Talkeetna
Amber Lake
State Highway 3
Skwentna
Susitna River
Willow
Wasilla
Palmer
AIDEA
DOT-PF
Alexander Ck
MSB
Port Mackenzie
Anchorage
ANC
Beluga
Tyonek
50 km
Legend
Communities
Electric Transmission Lines
Proposed West Susitna Access Road
Railway
Roads
Whistler Property Outline

Figure 2 Map of the Southcentral Alaska encompassing the city of Anchorage and the MSB district, showing the designed route of the proposed WSAP, which will connect the Whistler Project with existing highway, rail, power and port infrastructure adjacent to the largest population center and fastest growing region in Alaska, the tri-cities of Anchorage, Wasilla and Palmer. The WSAP is labelled in the image above with the lead proponent for each segment of the road, including: AIDEA; ADOT&PF; and MSB.

Technical Information

For further information regarding the Project refer to the technical report summary titled “S-K 1300 Technical Report Summary Initial Assessment for the Whistler Project, South Central Alaska” with an effective date of September 12, 2024, and the technical report titled “NI 43-101 2024 Updated Mineral Resource Estimate for the Whistler Project, South Central Alaska” with an effective date of September 12, 2024, available under the Company’s respective profiles at www.sec.gov and www.sedarplus.ca.

Tim Smith, P.Geo., Chief Executive Officer of U.S. GoldMining, has supervised the preparation of this news release and has reviewed and approved the scientific and technical information contained herein. Mr. Smith is a “qualified person” as defined in Canadian National Instrument 43-101 – Standards of Disclosure for Mineral Projects.

About U.S. GoldMining Inc.

U.S. GoldMining Inc. is an exploration and development company focused on advancing the 100% owned Whistler Gold-Copper Project, located 105 miles (170 kilometers) northwest of Anchorage, Alaska, U.S.A. The Whistler Project consists of several gold-copper porphyry deposits and exploration targets within a large regional land package entirely on State of Alaska Mining claims totaling approximately 53,700 acres (217.5 square kilometers). The Whistler Project Mineral Resource Estimate comprises 294 Mt at 0.68 g/t AuEq for 6.48 Moz AuEq Indicated, plus 198 Mt at 0.65 g/t AuEq for 4.16 Moz AuEq Inferred.

Visit www.usgoldmining.us for more information, including high resolution figures.

For additional information, please contact:

U.S. GoldMining Inc.

Alastair Still, Chair

Tim Smith, Chief Executive Officer

Telephone Toll Free: 1-833-388-9788

Email: info@usgoldmining.us

Forward-Looking Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Such statements include statements with regard to the Company’s expectations regarding the Project, planned work at the Project and the development of proposed infrastructure by the State of Alaska. Words such as “expects”, “anticipates”, “plans”, estimates” and “intends” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on U.S. GoldMining’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict and involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of future exploration may not confirm expectations, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs, changes in government policy, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals or permits, title disputes other risks inherent in the exploration and development of mineral properties and the other risk factors set forth in the Company’s filings with the U.S. Securities and Exchange Commission at.www.sec.gov and Canadian Securities Administrators at www.sedarplus.ca. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release. Forward-looking statements contained in this news release are made as of this date, and U.S. GoldMining does not undertake any duty to update such information except as required under applicable law.